SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                        __________________

                             FORM 8-K/A

        Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934


 Date of Report(Date of Earliest Event Reported): February 27, 2001


                NOVA NATURAL RESOURCES CORPORATION
      (Exact name of registrant as specified in its charter)


Colorado                        0-15078        84-1227328
(State or other jurisdiction    (Commission    (I.R.S. Employer
of incorporation)               File No.)      Identification No.)


4340 East Kentucky Avenue, Suite 418, Glendale, Colorado  80246
(Address of principal executive offices)                (Zip Code)


                          (720)524-1363
        (Registrant's telephone number, including area code)
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

In accordance with Item 7(a)(4) of Form 8-K, these financial statements are being filed herein.

On February 27, 2001, the Company acquired the assets of Torita Donghao LLC, a Delaware Corporation ("Torita Delaware"). The assets acquired are those previously operated by Donghao Computer Enterprises Co. Ltd. and Torita Corporation Ltd. - Video Division. These audited financial statements are those of Zhuhai Donghao Electric Development Ltd. As stated in Notes 1 and 7 to these financial statements, Zhuhai Donghao Electronic Development
Ltd. was formerly called Donghao Computer Enterprises Co. Ltd. and these financial statements are the combined financial statements of Donghao Computer Enterprises Co. Ltd. and Torita Corporation - Video Division. Pro Forma financial statements are provided in
Item 7 (b).

             ZHUHAI DONGHAO ELECTRONIC DEVELOPMENT LTD.

                        FINANCIAL STATEMENTS

                                AND

                         AUDITOR'S REPORT

                         DECEMBER 31, 2000

                          TABLE OF CONTENTS




     TABLE OF CONTENTS.......................................2
     AUDITOR'S REPORT........................................3
     BALANCE SHEET...........................................4
     STATEMENT OF OPERATIONS AND ACCUMULATED SURPLUS.........5
     STATEMENT OF CHANGES IN FINANCIAL POSITION..............6
     NOTES TO THE FINANCIAL STATEMENTS.......................7
     NOTES TO THE FINANCIAL STATEMENTS.......................8
     NOTES TO THE FINANCIAL STATEMENTS.......................9

                          AUDITOR'S REPORT

To the Shareholders of
Zhuhai Donghao Electronic Development Ltd.

I have audited the balance sheet of Zhuhai Donghao Electronic Development Ltd. as at December 31, 2000 and the statement of net income and accumulated surplus and changes in financial position for the year then ended. These statements are the responsibility of the corporation's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted by audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

Because I was appointed auditor of the company in the year 2000, I was not able to observe the counting of physical inventories at the beginning or at the year end nor satisfy myself concerning those inventory quantities by alternative means. Since opening and ending inventories enter into the determination of the results of operations and changes in financial position, I was unable to determine whether adjustments to cost of sales, net income for the year, accumulated surplus and cash provided from operations might be necessary.

In my opinion, except for the effect of adjustments, if any, had I been able to examine the opening or ending inventories quantities, as described in the preceding paragraph, the statements of operations, accumulated surplus and changes in financial position present fairly in all material respects, the financial position of the corporation for the year ended December 31, 2000. Further, in my opinion, the balance sheet presents fairly, in all material respects, the financial position of the companies as at December 31, 2000 in accordance with generally accepted accounting principles in the United States of America.

Chartered Accountant
Markham, Ontario, Canada
March 14, 2001

______________________________________________________________________________

                      ZHUHAI DONGHAO ELECTRONIC DEVELOPMENT LTD.

                                   BALANCE SHEET
                              AS AT DECEMBER 31, 2000
______________________________________________________________________________

                                                                     Note 6
                                                                     _______
              ASSETS                             12/31/00           12/31/99
                                                 ________           _________

Current

Bank                                          $    33,096        $     6,311
Accounts Receivable                             2,589,526          1,163,576
Receivable from Affiliated Parties-Note 9        184,641                  0
Inventories - Note 2 and 3                        571,000          1,032,349
Prepaid Expenses and Deposits                     124,717            101,353
                                              ___________        ___________
                                                3,502,980          2,303,589

Long Term
Capital Assets - Note 2 and 4                 $ 3,055,830        $ 3,380,555
Long Term Investments - Note 10                    15,107                  0
                                              ___________        ___________
                                                3,070,937          3,380,555

                                                6,573,917          5,684,144
                                              ______________________________

              LIABILITIES

Current
Accounts Payable and Accruals                     440,221            993,469

Long Term
Loans from Affiliated Parties                           0          1,209,733
                                              ___________        ___________
                                                  440,221          2,203,202

   SHAREHOLDERS' EQUITY AND ACCUMULATED
                   SURPLUS

Share Capital                                   3,155,340          3,155,340
Accumulated Surplus                             2,978,356            325,602
                                              ___________        ___________
                                                6,133,696          3,480,942

                                              $ 6,573,917        $ 5,684,144
                                              ______________________________

     The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

______________________________________________________________________________

                  ZHUHAI DONGHAO ELECTRONIC DEVELOPMENT LTD.

               STATEMENT OF OPERATIONS AND ACCUMULATED SURPLUS
                    FOR THE YEAR ENDED DECEMBER 31, 2000

______________________________________________________________________________

                                                                     Note 6
                                                                     _______
                                                   12/31/00           12/31/99
                                                   ________           _________
Sales Revenue                                  $ 18,428,978        $ 16,537,777

Less Cost of Sales                              (16,016,554)        (13,618,462)
                                               ________________________________

Gross Margin                                      2,412,424           2,919,315

Expenses:
Administrative                                      231,368             641,421
Financial and Selling                               174,790             174,536
                                               ________________________________
                                                    406,158             815,957

Net Income from Other Operations                    646,488               1,931
                                               ________________________________
Net Income for the year                           2,652,754           2,105,289


Accumulated Surplus(Deficit)-beginning of year      325,602          (1,779,687)
                                               ________________________________

Accumulated Surplus - end of year              $  2,978,356        $    325,602
                                               ________________________________


     The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

_______________________________________________________________________________

                 ZHUHAI DONGHAO ELECTRONIC DEVELOPMENT LTD.

                 STATEMENT OF CHANGES IN FINANCIAL POSITION
                    FOR THE YEAR ENDED DECEMBER 31, 2000

________________________________________________________________________________

                                                                     Note 6
                                                                     _______
                                                     12/31/00           12/31/99
                                                     ________           _________
Cash Provided by(used in):

Operating Activities
   Cash from Operations                          $  2,652,754        $  2,105,289
   Cash provided from non cash items
        Amortization                                  515,947             524,679
   Net change in Non Cash Working Capital-Note 5   (1,541,213)          5,576,403
                                                 ________________________________
                                                    1,627,488           8,206,371

Investing Activities
   Net Purchase of Capital Assets                    (191,222)         (1,061,399)
   Long Term Investments                              (15,107)                  0
                                                 ________________________________
                                                     (206,329)         (1,061,399)

Financing Activities
   Issue of Share Capital                                   0           2,193,021
   Loans from Affiliated Parties                   (1,394,374)         (9,382,543)
                                                 ________________________________
                                                   (1,394,374)         (7,189,522)

Increase(Decrease) in Cash during the year             26,785             (44,550)

Cash Balance - beginning of year                        6,311              50,861
                                                 ________________________________

Cash Balance - end of year                             33,096               6,311
                                                 ________________________________

     The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

_________________________________________________________________

            ZHUHAI DONGHAO ELECTRONIC DEVELOPMENT LTD.

                NOTES TO THE FINANCIAL STATEMENTS
               FOR THE YEAR ENDED DECEMBER 31, 2000

_________________________________________________________________

1.  Nature of Business

  Zhuhai Donghao Electronic Development Ltd. was formerly called Donghao Computer Enterprises Co. Ltd. It was renamed in June 2000. These financial statements include the activities of Torita Corporation Ltd.- Video Division. The corporation operates out of the city of Zhuhai in the People's Republic of China. In June 2000, Zhuhai Donghao Electronic Development Ltd. was acquired by a company called Torita Electronic (H.K.) Limited.

2.  Summary of Significant Accounting Policies

a.  Inventories
    Inventories are stated at the lower of cost and market, cost being determined under the first-in, first-out method.

b.  Capital Assets

    Capital assets are stated at cost. Amortization is provided at rates which are designed to write off the assets over their estimated useful lives as follows:

     General factory machinery          straight line over 9 years
     Electronic equipment               straight line over 10 years
     Computer equipment                 straight line over 12 years
     Office equipment                   straight line over 6 years
     Installation equipment             straight line over 15 years
     Assembly equipment                 straight line over 3 years
     Packing equipment and micro
       computers                        straight line over 5 years
     Factory Computer and Audio
       equipment                        straight line over 7 years
     Central computer system            straight line over 11 years
     Small office machines              straight line over 21 years

c.  Foreign Currency Translation

    The assets, liabilities and operations of the corporation were measured in the currency of the People's Republic of China ($RMB). The assets and liabilities have been translated to the United States ($US) dollars at the current rate okf $RMB 8.28 to $US 1.00. The revenue, expenses, gains and losses of the corporation have been translated using a weighted average of $RMB 8.28 to $US 1.00.

d.  Revenue Recognition


    Product sales are recognized upon shipment provided that persuasive evidence of an arrangement exists, no significant obligations remain, the fee is fixed and determinable and collectibility is considered probable. An allowance for sales return is recorded at the time revenue is recognized based on the corporation's historical experience.

3.  Inventories

                                                   12/31/00           12/31/99
                                                   ________           _________

     Raw Materials                               $  203,945          $  460,378
     Work In Progress                               101,013             147,033
     Finished Goods                                 266,042             424,938
                                                 ______________________________
                                                 $  571,000          $1,032,349
                                                 ==============================

4.  Capital Assets
                                          Accumulated          Net Book Value
                                 Cost     Amortization     12/31/00        12/31/99
                                   ________________________________________________
     Machinery and Equipment  $ 5,379,168  $ 2,326,701     $ 3,052,467     $ 3,378,738
     Computer                       6,972        3,609           3,363           1,817
                              ________________________________________________________
                              $ 5,386,140    2,330,310       3,055,830       3,380,555

5.  Net Change in Non Cash Working Capital

                                                   12/31/00           12/31/99
                                                   ________           _________

     Accounts Receivable                          $ (1,425,950)     $ 1,132,539
     Inventories                                       461,349        4,366,106
     Prepaid Expenses and Deposits                     (23,364)          73,284
     Accounts Payable and Accruals                    (553,248)           4,474
                                                  _____________________________
                                                  $ (1,541,213)     $ 5,576,403

6.  Comparative Figures

  The comparative figures consists of the combined financial statements of Donghao Computer Enterprises Co. Ltd and Torita Corporation Ltd. - Video Division. The comparative figures do not include all the operations of Torita Corporation Ltd. and are prepared to present the financial position of the two entities as stated above.

7.  Subsequent Event

  In February 2001, Torita Electronic (H.K.) Limited's parent company called Torita Donghao LLC, a Delaware corporation, acquired the controlling interest of Nova Natural Resources Corporation, a publicly listed company in the NASDAQ 'over the counter" bulletin board.

8.  Income Taxes

  Zhuhai Donghao Electronic Development Ltd. has been exempted from paying the 2000 income taxes by the Chinese government because of their export sales and other related reasons. As such there is no provision for income taxes for the current year.

9.  Receivable from Affiliated Parties

  The receivable from affiliated parties are balances outstanding with various divisions of the Torita Corporation Ltd. These receivables are expected to be collected in full within one year.

10.  Long Term Investments

  The long term investments represents a 50% interest in Torita Corporation Ltd. - Cosmetic Division. The investment has been accounted for using the Equity method, whereby, the investment was initially recorded at cost and the carrying value adjusted thereafter to include the post acquisition earnings. During the year ended December 31, 2000, the cosmetic division reported a net operating loss of $US 166,050. The financial statements of the cosmetic division is unaudited.


     The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

     (b)  Pro Forma Financial Information

In accordance with Item 7(b)(4) of Form 8-K, these financial statements are being filed herein.


                    NOVA NATURAL RESOURCES CORPORATION

                 PRO FORMA COMBINED FINANCIAL INFORMATION

On February 27, 2001, Nova Natural Resources Corporation (Nova) acquired substantially all of the outstanding shares of Torita Donghao LLC (Torita Delaware) in exchange for 213,249,672 shares of Nova. Torita Delaware is a holding company whose only asset is 100% of the stock of Zhuhai Donghao Electronic Development Ltd. (Zhuhai Donghao). Nova also issued 2,971,512 shares of common stock and paid $4,500 in cash to an entity as a finder's fee.

For accounting purposes, the acquisition of Torita Delaware will be accounted for as a recapitalization of Torita Delaware, with no goodwill or other intangibles recorded, as Nova had no substantial operations prior to the acquisition and the shareholders of Torita Delaware will have effective control of the combined entity. Costs of the transaction will be expensed.

The accompanying unaudited pro forma balance sheet combines the December 31, 2000 balance sheets of Torita Delaware and Nova as if the transaction had occurred on that date.

The accompanying unaudited pro forma statements of operations combine the operations of Torita Delaware and Nova for the years ended December 31, 2000 and September 30,2000, respectively, as if the transaction had occurred as of the beginning of the period presented.

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the transaction been consummated at the beginning of the period indicated.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto, included elsewhere in this Form 8-K and Nova's Forms 10-KSB and 10-QSB.

                  NOVA NATURAL RESOURCES CORPORATION

                  PRO FORMA COMBINED BALANCE SHEET
                          DECEMBER 31, 2000

                                             Torita     Pro Forma    Pro Forma
                                 Nova       Delaware   Adjustments    Combined
                               _________   __________  ___________   ___________
Current
_______
Cash                           32,549         33.096                         65,645
Accounts Receivable                 -      2,589.526                      2,589,526
Receivable Related Party            -        184,641                        184,641
Inventories                         -        571,000                        571,000
Prepaids and Deposits               -        124,717                        124,717
                              ________     _________     _________        _________
                               32,549      3,502,980                      3,535,529
                              ========     =========     =========        =========
Long Term
_________

Property and Equipment          2,213      3,055,830                      3,058,043
Long Term Investments               -         15,107                         15,107
                              ________     _________     _________        _________
                                2,213      3,070,937                      3,073,150
                              ________     _________     _________        _________
       TOTAL ASSETS            34,762      6,573,917                      6,608,679
                              ========     =========     =========        =========

Current
_______
Accounts Payable and Accruals       -        440,221       14.500 (b)       454,721

Shareholders Equity
___________________
Convertible Preferred Stock  1,792,267              -             -         1,792.267
Common Stock                 1,325,403      3,155,340    18,466,779(a)(b)  22,947,522
Additional paid in capital   6,812,641              -   (27,708,595)(a)   (20,895,954)
Retained Earnings           (9,895,549)     2,978,356     9,227,316(a)(b)   2,310,123
                            __________      _________    __________        __________
  Total Shareholder's
     Equity                     34,762      6,133,696       (14,500)        6,153,958

                            __________      _________    __________        __________
  Total Liabilities and
     Shareholders Equity        34,762      6,573,917             -         6,608,679
                            ==========      =========    ==========         =========


                  NOVA NATURAL RESOURCES CORPORATION

                  PRO FORMA COMBINED INCOME STATEMENT
                          DECEMBER 31, 2000

                                           Torita     Pro Forma    Pro Forma
                               Nova       Delaware   Adjustments    Combined
                              For the      For the
                             Year Ended    Year Ended
                              9/30/00       12/31/00
                             __________    __________  ___________   ___________
Sales Revenue                  21,735      18,428,978                18,450,713
  Less Cost of Sales           (9,742)    (16,016,554)              (16,026,296)
                             ________      __________                __________
         Gross Margin          11,993       2,412,424                 2,424,417

Other Expenses
________________
Administrative                324,729         231,368     668,233(b)  1,224,417
Financial and Selling           5,582         174,790                   180,372
                             ________      __________   _________    __________
    Total Other Expenses      330,311         406,158     668,233     1,404,702

Other Income(Expense)         (48,354)        646,488                   598,134
                             ________      __________   _________    __________
Net Income(Loss)             (366,672)      2,652,754    (668,233)    1,617,849
                             ========      ==========   =========    ==========
Pro forma net income(loss)
   per share                   ($0.03)                               $     0.01
                             ========                                ==========

Pro forma weighted average
   shares outstanding      12,219,000                               228,440,000
                           ==========                               ===========

                          (See accompanying notes)

                       NOVA NATURAL RESOURCES CORPORATION

                NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION


(a) To reflect the exchange of 213,249,672 shares of Nova common stock for 100% of the outstanding shares of Torita Delaware.

(b)   To record costs of the acquisition as follows:

      -    Finder's fee of 2,971,512 shares of Nova common stock
           (valued at the quoted market price of $$0.22 per share) and $4,500 in cash

      -    Legal and accounting costs of $10,000


                          (See accompanying notes)

     (c)  Exhibits

1. Current Report on Form 8-K filed March 5, 2001 to report an event which occurred on February 27, 2001.

2. Nova Natural Resources Corporation's Reports on Form 10-KSB for the Fiscal Year ended September 30, 2000 and on Form 10-QSB for the fiscal period ended December 31, 2000.


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            NOVA NATURAL RESOURCES CORPORATION


            By:  /s/ Edward T.S. Chan
            ____________________________________
               Edward T.S. Chan, President



            By:  /s/ Brian B. Spillane
            ____________________________________
               Brian B. Spillane, Secretary

Date:  May 4, 2001